AMENDMENT No. 2, dated as of March 15, 1999, (this "Amendment"), to the
Amended and Restated Loan and Security Agreement, dated as of September 10, 1998 (as heretofore or hereafter amended, supplemented or otherwise modified, the "Agreement") among (i) the financial institutions listed on the signature pages hereof, (ii) BankAmerica Business Credit, Inc., a Delaware corporation ("BABC"), as agent for such financial institutions (in its capacity as agent, the "Agent") and Phar-Mor, Inc., a Pennsylvania corporation, ("Phar-Mor"), Phar-Mor of Florida, Inc., a Pennsylvania corporation, Phar-Mor of Ohio, Inc., an Ohio corporation, Phar-Mor of Virginia, Inc., a Virginia corporation, Phar-Mor of Wisconsin, Inc., a Wisconsin corporation, Phar-Mor of Delaware, Inc., a Delaware corporation, Phar-Mor, Inc., LLC, a Pennsylvania limited liability company and Pharmhouse Corp., a New York corporation (each individually, including Phar-Mor, a "Borrower" and collectively the "Borrowers").


                                               W I T N E S S E T H :


                  WHEREAS, the Agreement requires the adding of new subsidiaries as borrowers;

         WHEREAS, pursuant to this Amendment new subsidiaries shall be added as borrowers and certain provisions of the Agreement will be modified and/or waived on the terms and conditions as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed thereto in the Agreement.

         2. Amendments to the Agreement. The Agreement is hereby amended as follows:

                  (a) The words "LOAN AND SECURITY AGREEMENT" on the cover page of the Agreement are hereby amended to read "AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT".

                  (b) Clause (iii) of the first paragraph of the first page of the Agreement is hereby amended as follows:

                  "Phar-Mor, Inc., a Pennsylvania corporation, ("Phar-Mor"), Phar-Mor of Florida, Inc., a Pennsylvania corporation, Phar-Mor of Ohio, Inc., an Ohio corporation, Phar-Mor of Virginia, Inc., a Virginia corporation, Phar-Mor of Wisconsin, Inc., a Wisconsin corporation, Phar-Mor of Delaware, Inc., a Delaware corporation and Phar-Mor, Inc., LLC, a Pennsylvania limited liability company, Pharmhouse Corp., a New York corporation, (each individually, including Phar-Mor, a "Borrower" and collectively the "Borrowers")".

                  (c) The following definition is added to Article 1: "Merger Agreement" means the Agreement and Plan of Merger among Pharmhouse Corp., Phar-Mor, Inc. and Pharmacy Acquisition Corp., pursuant to which Pharmacy Acquisition Corp. will be merged with and into Pharmhouse Corp. (the "Merger").

                  (d) The definition of "Reaffirmation of Guaranty and Stock Pledge Agreement" is hereby amended in its entirety as follows:

                  "Reaffirmation of Guaranty and Stock Pledge Agreement means the Reaffirmation of Guaranty and Stock Pledge Agreement, dated as of March 15, 1999, and delivered by the Borrowers party thereto to Agent on March 15, 1999."

                  (e) The definition of "Joint and Several Guaranty" is amended by inserting the following words immediately after the word Agreement in the last line of such definition:

                    "dated September 10, 1998, and as further reaffirmed and amended by the Reaffirmation of Guaranty and Stock Pledge Agreement dated March 15, 1999".

                  (f) The definition "Stated Termination Date" is amended by replacing the date "September 10, 2001" with the date "March 14, 2002."

                  (g) The definition of Stock Pledge Agreement is amended by deleting the words "the date of this Agreement" on the last line of such definition and inserting in place thereof the following:

                  "September 10, 1998, and as further reaffirmed and amended by the Reaffirmation of Guaranty and Stock Pledge Agreement dated March 15, 1999".

                  (h) Clause (g) of the definition of Permitted Liens is amended as follows:

                  (i) The letter "s" at the end of the word "clauses", the word "and" and the parenthetical "(h)" in the last line of Section 6.12 are hereby deleted.

                  (j) Section 8.4 is hereby amended by changing the capitalization of the word "Each" to "each" and inserting the following words and punctuation immediately before such word: "Except as set forth on Schedule 8.4,"

                  (k) Section 8.7 is hereby amended by deleting the word "othe" in the first line of such definition and replacing it with the word "the".

                  (l) Clause (iv) of Section 8.9 is hereby amended by adding immediately after the word "Reorganization" the following: "and Debt incurred in connection with the Merger"

                  (m) Section 8.10 is hereby amended by changing the word "Since" to "since" and adding the following words and punctuation immediately before such word: "Except as set forth in Schedule 8.10,"

                  (n) Section 9.12 is hereby amended by deleting the word "and" that immediately precedes clause "(iii)" and adding the following punctuation and words immediately after the word "sales" in the last sentence thereof:

                  ", and (iv) up to $30,000,000 of Debt consisting of high yield bonds or notes ("Permitted Bonds Prepayment"); provided that,

                           (a) at the time of such Permitted Bonds Prepayment, average daily Aggregate
                                    Availability   (without   giving  effect  to
                                    clause (a) (i) thereof) was not less than $60,000,000 for the 90 days immediately prior to such Permitted Bonds Prepayment,

                           (b) after giving effect to such Permitted Bonds Prepayment, Aggregate Availability (without giving effect to clause (a)(i) thereof) is not less than $30,000,000,

                           (c) no Default or Event of Default shall exist at the time of such Permitted Bonds Prepayment or after giving effect thereto, and

                           (d) Phar-Mor shall have provided Agent with at least three (and not more than five) days prior written notice, which notice shall include a statement as to the amount of such Permitted Bonds Prepayment, the total of all Permitted Bonds Prepayments after giving effect to such Permitted Bonds Prepayment, and that no Default or Event of Default exists as of the date thereof before or after giving effect to such Permitted Bonds Prepayment".

                  (o) Section 9.20 is hereby amended by adding the following immediately after the dollar figure $30,000,000 in the eighth line thereof:

                  ", for the 90 days immediately prior to the closing date of such acquisition, average daily Aggregate Availability (without giving effect to clause (a)(i) thereof) was not less than $60,000,000, and immediately after giving effect to such Permitted Acquisition, Aggregate Availability (without giving effect to clause (a)(i) thereof) is not less than $30,000,000"

                  (p) Section 9.23 is hereby amended by changing the word "Such" to "such" and adding the following words and punctuation immediately before such word: "Except for the Merger,"

                  (q) Section 11.1(p) is hereby amended by deleting from the fifth line thereof the letter "s" from the word "clauses", the word "and" and the parenthetical "(h)".

         3. Joinder of New Borrower to Loan Documents. From and after the date hereof, the new Borrower is and shall be subject to and bound by, and shall be entitled to all the benefits of the Loan Documents, and shall be a party thereto, all as if such new Borrower had been a "Borrower" party to the original execution and delivery thereof, and all references in the Loan Documents to "Borrower", the "Borrowers", shall hereafter be deemed to be references to and include the new Borrower. The new Borrower confirms that the Obligations are and shall be joint and several Obligations and assumes all rights, duties and obligations under and grants a continuing security interest to the Agent for the benefit of the Agent and the ratable benefit of the Lenders in all of their Property (as defined in the Agreement) that would constitute Collateral under the Agreement and any of the Loan Documents as if it had been an original signatory to the Agreement. To the extent not otherwise modified, the preamble to the Agreement and each other applicable Loan Document, and any other applicable provisions of the Loan Documents, shall hereafter be deemed modified to reflect the provisions of this paragraph.

         4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrowers hereby represent and warrant as follows, with the same effect as if such representations and warranties were set forth in the
Agreement:



                    (a) Each Borrower has the power and authority to enter into this Amendment and has taken all corporate action required to authorize its execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Borrower and the Agreement, as amended hereby, constitutes the valid and binding obligation of Borrowers, enforceable against each Borrower in accordance with its terms. The execution, delivery, and performance of this Amendment and the Agreement, as amended hereby, by each Borrower, will not violate its respective certificate of incorporation or bylaws or any agreement or legal requirement binding on such Borrower.

                    (b) On the date hereof and after giving effect to the terms of this Amendment, (i) the Agreement and the other Loan Documents are in full force and effect and, to the extent that a Borrower is a party thereto, constitutes its binding obligation, enforceable against it in accordance with their respective terms; (ii) no Default or Event of Default has occurred and is continuing; and (iii) no Borrower has any defense to or setoff, counterclaim or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

                    (c) The Collateral is entirely free and clear of all security interests, liens, pledges and other charges and encumbrances, except those (A) created by the Agreement as amended hereby, or (B) permitted pursuant to the terms of the Agreement as so amended, and the Borrowers have not entered into any agreement pursuant to which any security interests, liens, pledges, or other charges or encumbrances will be imposed or created directly, or as a result of any act or event, upon any of the Collateral. Without limiting the generality of the foregoing, the Collateral does and shall continue to secure the payment of all Obligations.

         5. Opinions. To induce the Lender to enter into this Amendment, the Borrowers shall deliver an opinion of counsel for the Borrowers, satisfactory to the Agent, covering matters satisfactory to the Agent.

         6. Limited Effect. Except as expressly amended hereby, all of the covenants and provisions of the Agreement are and shall continue to be in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to this Agreement , hereunder , hereof , herein or words of like import and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended hereby.

         7. Conditions of Effectiveness. This Amendment shall become effective when and only when:

                  (i) this  Amendment  shall be executed by the Borrowers;

                  (ii) the Agent shall have received the Merger Agreement and related closing documents as in effect on the date hereof, certified by an authorized officer of Phar-Mor to be true and correct copies (there shall have been no amendments or modifications to the Merger Agreement from the copy thereof previously delivered to Agent that are not acceptable to Agent);

                  (iii) the Agent shall have received a copy of the certificate of merger to be filed with the Secretary of State of New York in order to consummate the Merger and such proof of filing and acceptance of such certificate as shall be reasonably satisfactory to Agent;

                  (iv) the Agent shall have received a release and termination of the financing arrangements with Foothill Capital Corporation, satisfactory to Agent; and

                   (v) the Agent shall have received such other documents, as the Agent shall request.

         8. Post Effectiveness. Phar-Mor agrees to provide the Agent with the following, not later than 30 days after the effective date of this Amendment:

                   (i)  a  copy   certified  by  an  authorized   officer  of  a
certificate of qualification and good standing for Pharmhouse Corp.;

                   (ii) original stock certificates or other equity interests, with signed blank stock powers for Pharmhouse Corp.;

                   (iii) duly executed UCC-3 Termination Statements and other instruments, in form and substance satisfactory to Agent, as shall be necessary to terminate and satisfy all liens of prior lenders on Pharmhouse Collateral;

                   (iv) duly executed UCC-1 financing statements for Pharmhouse Corp., duly filed under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's lien;

                   (v) the following updated Schedules: (1.1(D)) - Premises; (6.3) - Location of Collateral; (6.4) - Permitted Liens on Collateral; (8.5) - Subsidiaries and Affiliates; (8.7) Capitalization; (8.11) - Title to Property; (8.13) - Proprietary Rights; (8.17) Labor Disputes; (8.18) - Environmental Laws; (8.21) - ERISA Compliance; (8.27) Material Agreements; (8.28) - Bank Accounts; (9.5) - Insurance; (9.9) - Management Agreements;

                  (vi) the  opinion of counsel  for the  Borrowers  required  by
Section 5 of this Amendment; and

                  (vii) such other documents as the Agent shall reasonably request.

         9. Waiver. Solely for purposes of consummating the Merger, the Lenders hereby waive Sections 9.8, 9.9, 9.18 and 9.20.

         10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         11. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                             PHARMOR, INC.


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHAR-MOR OF DELAWARE, INC.


                                             By:_______________________________
                                      Name:
                                     Title:


                                             PHARMOR OF FLORIDA, INC.


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHARMOR OF OHIO, INC.


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHARMOR OF VIRGINIA, INC.


                                             By:________________________________
                                      Name:
                                     Title:

                                             PHARMOR OF WISCONSIN, INC.


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHAR-MOR, INC., LLC


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHARMHOUSE CORP.


                                             By:________________________________
                                      Name:
                                     Title:


                                             BANKAMERICA BUSINESS CREDIT, INC.,
                                                        as the Agent


                                             By:________________________________
                                      Name:
                                     Title:


                                             BANKAMERICA BUSINESS CREDIT, INC.,
                                                       as a Lender


                                             By:________________________________
                                      Name:
                                     Title:


                                             HELLER FINANCIAL, INC.,
                                                     as a Lender


                                             By:________________________________
                                      Name:
                                     Title:


                                             LASALLE BUSINESS CREDIT, INC.,
                                                     as a Lender


                                             By:________________________________
                                      Name:
                                     Title:


                                             BNY FINANCIAL CORP.,
                                                 as a Lender


                                             By:________________________________
                                      Name:
                                     Title: